UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2023

Date of Report (Date of earliest event reported)

ALSET CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one-half of one Redeemable Warrant and one Right	ACAXU	The Nasdaq Global Market
Class A Common Stock, par value $0.0001 per share	ACAX	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ACAXW	The Nasdaq Global Market
Rights, each entitling the holder to receive one-tenth of one share of Class A Common Stock	ACAXR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01 to the extent required herein.

Amendment to Investment Management Trust Agreement

On November 2, 2023, as approved by the stockholders of Alset Capital Acquisition Corp. (referred to herein as “Alset” or the “Company”) at the special meeting of stockholders held on November 2, 2023, the Company and Wilmington Trust, National Association (the “Trustee”) entered into Amendment No. 2 to Investment Management Trust Agreement dated as of January 31, 2022, as amended by Amendment No. 1 to Investment Management Trust Agreement dated May 1, 2023, (collectively the “Trust Agreement”). The Trust Agreement, as amended, now reflects the extension of the date before which the Company must complete a business combination from November 3, 2023, to February 3, 2024, and extends the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination.

The foregoing description of the Trust Agreement is qualified in its entirety by reference to the full text of Amendment No. 2 to the Trust Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2023, as approved by the Company’s stockholders at a special meeting of stockholders, the Company amended the text of Paragraph (c) of Section 9.1 of the Company’s Certificate of Incorporation to extend the date by which the Company has to consummate a business combination, such extension being for an additional three (3) month period from November 3, 2023, to February 3, 2024.

Attached hereto as Exhibit 3.1 is the Certificate of Amendment of the Articles of Incorporation of the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 2, 2023, the Company held a special meeting of the stockholders of the Company (the “Special Meeting”). On October 12, 2023, the record date for the Special Meeting (the “Record Date”), there were 4,606,036 shares of the Company’s Class A and Class B common stock issued and outstanding, par value 0.0001; holders of our Class A and Class B common stock were entitled to one vote per share (“Class B Common Stock”, and collectively with the Class A Common Stock, “Common Stock”).

At the Special Meeting held on November 2, 2023, 3,218,295 shares of Common Stock, representing approximately 69.87% of the issued and outstanding shares of Common Stock as of the Record Date, were present in person (by virtual attendance) or by proxy.

At the Special Meeting, the Company’s stockholders approved the following items: (i) a proposal to amend the Company’s Certificate of Incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension Amendment”), such extension being for an additional three (3) month period (the “Extension”), from November 3, 2023, to February 3, 2024 (such date actually extended being referred to as the “Extended Termination Date”), which we refer to as the “Extension Proposal”; (ii) a proposal to amend the Company’s investment management trust agreement, dated as of January 31, 2022, as amended by Amendment No. 1 To Investment Management Trust Agreement dated May 1, 2023, (collectively, the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the Extended Termination Date another three (3) months from November 3, 2023, to February 3, 2024 (the “Trust Amendment”), which we refer to as the “Trust Amendment Proposal”); (iii) a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals at the special meeting, which we refer to as the “Adjournment Proposal.”

The final proposal, set forth as the “Adjournment Proposal” in the definitive proxy statement related to the Special Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 20, 2023 (the “Proxy Statement”), was not presented to the Company’s stockholders.

Set forth below are the final voting results for each of the proposals presented at the Special Meeting:

Extension Proposal

The Business Combination Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
3,118,295	100,000	0	0

Trust Amendment Proposals

The Charter Amendment Proposals was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
3,118,295	100,000	0	0

Adjournment Proposal

The Adjournment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
3,118,295	100,000	0	0

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement, the Company’s most recent Annual Report on Form 10-K and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 8.01 Other Events.

Alset has extended the deadline for stockholders to redeem Class A common stock until 5:00 p.m. Eastern Time on Friday, November 17, 2023 (“the Revised Deadline”).

In addition, stockholders who previously submitted redemption requests may withdraw such previously submitted redemption requests until the Revised Deadline of 5:00 p.m. Eastern Time on Friday, November 17, 2023.

If you have not already done so, in order to exercise your redemption rights, you must, prior to the Revised Deadline of 5:00 p.m. Eastern Time on Friday, November 17, 2023, tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to VStock Transfer LLC, our transfer agent, at the following address:

VStock Transfer LLC

18 Lafayette Place

Woodmere, NY 11598

Attn: DWAC Team

E-mail: DWAC@vstocktransfer.com

Stockholders who wish to withdraw their previously submitted redemption requests may do so by contacting Alset’s transfer agent VStock Transfer, LLC at Attn: DWAC team, Email: DWAC@vstocktransfer.com prior to the Revised Deadline.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Certificate of Incorporation
10.1	Amendment No. 2 to Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alset Capital Acquisition Corp.

By:	/s/ Rongguo Wei
Name:	Rongguo Wei
Title:	Chief Financial Officer

Dated: November 3, 2023